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Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

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On September 28, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following question relating to Automatic Data Processing, Inc. (the “Company”) on the internet and at www.ADPascending.com:

________________________________________________ Adjusted margins expensed stock-based compensation and D&A. 2014 EBIT adjusted to expense $16.8m of incremental costs associated with the formation of corporate departments as a stand-alone public company. These costs were incurred in fiscal 2016 and have been reflected as adjustments in fiscal 2014 to present these periods on a comparable basis. Question: When ADP owned Dealer Services, it aimed to produce just ~50bps of annual margin improvement. When Dealer Services was spun-off as CDK Global (“CDK”), it promptly identified an opportunity to double margins without negative consequence to CDK’s customers, shareholders or other stakeholders. Why was ADP not able to realize this opportunity when it owned CDK? CDK achieved this improvement by engaging constructively with shareholders, hiring an outside consultant to evaluate its potential, and announcing a transformation plan – why won’t ADP do the same? CDK’s Margin Transformation (1)

On September 28, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to www.ADPascending.com:

ADPASCENDING
HOME | HOW TO VOTE | THE NOMINEES | INVESTOR MATERIALS | REACTIONS | CONTACT



PERSHING SQUARE'S WEEKLY QUESTIONS TO ADP

TIMELINE | PRESS RELEASES | PRESENTATIONS & VIDEOS | QUESTIONS | LETTERS & FILINGS

Since our first presentation on August 17, 2017, ADP has yet to respond to the substance of our arguments and it has effectively stated that it can't do any better. Today, Pershing Square published the first in a series of weekly public questions to ADP to help investors understand whether ADP is achieving its full potential. Pershing Square asks that ADP answer these questions publicly and in a timely manner so that all investors may better evaluate the company's performance and future prospects.

QUESTION 2:

When ADP owned Dealer Services, it aimed to produce just ~50bps of annual margin improvement. When Dealer Services was spun-off as CDK Global ("CDK"), it promptly identified an opportunity to double margins without negative consequence to CDK's customers, shareholders or other stakeholders. Why was ADP not able to realize this opportunity when it owned CDK?

- CDK achieved this improvement by engaging constructively with shareholders, hiring an outside consultant to evaluate its potential, and announcing a transformation plan – *why won't ADP do the same?*

CDK's Margin Transformation


45%
30%
15%
0%
Margins (%)
October 2014: ADP Completes Spinoff of CDK
21%
16%
23%
18%
27%
22%
32%
26%
35%
30%
~40%
~35%
FY2014A
FY2015A
FY2016A
FY2017A
FY2018E
FY2019E (Exit Margin)
CDK Defined Adjusted EBITDA (%)
Adjusted EBIT (1)

(1) Adjusted margins expensed stock-based compensation and D&A. 2014 EBIT adjusted to expense $16.8m of incremental costs associated with the formation of corporate departments as a stand-alone public company. These costs were incurred in fiscal 2016 and have been reflected as adjustments in fiscal 2014 to present these periods on a comparable basis.

QUESTION 1:

What are ADP's margins in Employer Services by sub-segment (Small-Business ("SMB"), Mid-Market, Enterprise, and International), excluding float and allocating corporate expenses?

- Is ADP earning comparable margins to Paychex (~41%) in its SMB business? If so, that would imply 12% margins for the rest of Employer Services.


50%
40%
30%
20%
10%
0%
Net Operational Margin (%)
~19%
~41%
ADP (Employer Services)
Paychex


$9,000
$7,500
$6,000
$4,500
$3,000
$1,500
$0
$8,518
$6,518
~$2,000
@41%
~19%
Implies non-small business revenue is generating a 12% margin
Net Operational Revenue
Operational Profit
Implied All Other Employer Services
ADP Small Business ("SMB") @ Paychex Profitability

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Contacts

Pershing Square
Fran McGill
212 909 2455
McGill@persq.com

Rubenstein
Steve Murray
212 843 8293
smurray@rubenstein.com

Eric Kuo
212 843 8494
ekuo@rubenstein.com

© 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings

PROXY STATEMENT

ADP Ascending Home How To Vote The Nominees Investor Materials Reactions Contact SHAREHOLDER MATERIALS Timeline Press Releases Presentations & Videos Questions Letters & Filings September 28, 2017 Letter to Shareholders September 20, 2017 Letter to Shareholders September 15, 2017 Pershing Square Amended 13D Pershing Square sends a letter to ADP’s Board requesting the use of a universal proxy card. September 14, 2017 Proxy Supplement September 7, 2017 Pershing Square Amended 13D Pershing Square thanks ADP’s Board for meeting on September 5th and notes that a substantial number of shareholders have told Pershing Square that they strongly prefer that the company embrace its significant potential for improvement and that it work together with Pershing Square in the best interest of the company and all of its stakeholders. September 5, 2017 Proxy Statement August 31, 2017 Pershing Square Files an Amended 13 D Pershing Square files an amended 13 D showing that as of August 31, 2017, Veronica M. Hagen and V. Paul Unruh each beneficially own 3,000 shares of Common Stock of ADP August 14, 2017 Preliminary Proxy Statement August 7, 2017 13 D HOW TO VOTE Sign up for email updates: Email* Submit Contacts Pershing Square Fran McGill 212 909 2455 McGill@persq.com Rubenstein Steve Murray 212 843 8293 smurray@rubenstein.com Eric Kuo 212 843 8494 ekuo@rubenstein.com © 2017 Pershing Square Capital Management, L.P. | Disclaimer | SEC Filings Proxy Statement

On September 28, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Twitter page relating to the Company:

ADP Ascending
@ADPascending
$ADP claims its TSR is 203% but it’s actually
141%. Read more:
Pershing Square Releases Detailed Response to ADP’s Sep ...
Pershing Square Capital Management, L.P. (“Pershing Square”) today published a detailed response to ADP’s (NASDAQ: ADP) September 12
businesswire.com
8:11 AM - 28 Sep 2017

ADP Ascending @ADPascending Here is our second question for @ADP. All $ADP shareholders deserve an answer. Your vote Is Important. Vote the Gold Proxy Card Today. Question: When ADP owned Dealer Services, it aimed to produce just -50bps of annual margin improvement. When Dealer Services was spun-off as CDK Global (“CDK”), it promptly identified an opportunity to double margins without negative consequence to CDK’s customer’s, shareholders or other stakeholders. Why was ADP not able to realize this opportunity when it owned CDK? CDK achieved this improvement by engaging constructively with shareholders, hiring an outside consultant to evaluate its potential, and announcing a transformation plan-why won’t ADP do the same? CDK’s Margin Transformation FY2019E 10:30 AM - 28 Sep 2017

ADP Ascending
@ADPascending
Learn about PSCM ‘s Nominees for $ADP’s transformation #VoteGOLD
The Nominees 1 ADP Ascending
Our nominees for the Board of ADP are Bill Ackman, Veronica M. Hagen and V. Paul Unruh who will assist in achieving ADP’s maximum potential.
adpascending.com
1:02 PM - 28 Sep 2017

On September 28, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Facebook Page relating to Automatic Data Processing, Inc. (the “Company”):

ADP Ascending
Published by Global Strategy Group Just now
Get the facts on the opportunity for shareholders to unlock ADP’s potential #VoteGOLD
Home 1 ADP Ascending
ADP Ascending asks is ADP achieving its full potential and investors and analysts who would like to ask a Question should vote the GOLD Proxy Card.
ADPASCENDING.COM